UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 15, 2025

IVEDA SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41345	20-2222203
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1744 S. Val Vista, Suite 213 Mesa, Arizona	85204
(Address of Principal Executive Offices)	(Zip Code)

(480) 307-8700

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	IVDA	The Nasdaq Stock Market, LLC
Common Stock Purchase Warrants	IVDAW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

Overview

“On May 3, 2024, the Commission entered an order instituting settled administrative and cease-and-desist proceedings against BF Borgers CPA PC and its sole audit partner Benjamin F. Borgers CPA (individually and together, “BF Borgers”)”.

“BF Borgers has been denied the privilege of appearing or practicing before the Commission, issuers that have engaged BF Borgers to audit or review financial information to be included in any Exchange Act filings to be made on or after the date of the Order will need to engage a new qualified, independent, PCAOB-registered public accountant. For example:

Form 10-K filings on or after the date of the Order may not include audit reports from BF Borgers. Each fiscal year presented must be audited by a qualified, independent, PCAOB-registered public accountant that is permitted to appear or practice before the Commission.

Exchange Act reports that were filed before the date of the Order do not necessarily need to be amended solely because of the Commission’s entry of the Order. However, issuers should consider whether their filings may need to be amended to address any reporting deficiencies arising from the BF Borgers engagement.”

For more details please consult:

https://www.sec.gov/newsroom/speeches-statements/staff-statement-borgers-05032024

As a result of this finding, the Company engaged Weinberg & Co (“Weinberg”), PCAOB ID #572, as our successor auditor in order to re-audit the Financial Statements for the year ended December 31, 2023 and audit the Financial Statements for the year ended December 31, 2024 . Weinberg’s audited and restated 2023 Financial Statements will be disclosed in the Company’s Form 10-K on April 15, 2025, wherein the restatement findings are presented under “Note 11 - Restatement of Previously Issued Financial Statements” and read as follows:

The financial statements for the year ended December 31, 2023 and the accumulated deficit as of December 31, 2022 have been restated. Subsequent to the original issuance of these financial statements, our audit committee and management determined the following:

As of December 31, 2022

● the Company erroneously did not recognize a valuation decrease in recorded deferred tax assets in its Taiwan subsidiary.

● the Company erroneously did not recognize an intercompany payable to its subsidiary, Iveda Taiwan.

Assets affected included other assets and liabilities affected included accounts and other payables.

As of December 31, 2023

● the Company had erroneously capitalized software development costs during 2023 and 2024 Quarterly filings.

● In addition, the Company is making certain reclassification entries.

The effects on the previously issued financial statements are as follows:

For periods before 2022, Management of the Company determined that the following:

[1] The Deferred Tax asset of $146,560 was no longer a valid tax difference. The amount was recorded as an adjustment to accumulated deficit at December 31, 2022.

[2] The intercompany amount due to Iveda Taiwan was understated by $200,000 related to a payment made on behalf of Iveda US by Iveda Taiwan.

For the year ending December 31, 2023, Management of the Company determined the following:

[3] An adjustment for $792,612 related to expensing the research and development expense was needed related to activity in 2023. The amount was recorded as a reduction to assets and the associated expense was recorded to the statement of operations. An adjustment for a total of $339,350 related to expensing the research and development expense was needed related to activity through September 30, 2024. The amount was recorded as a reduction to assets and the associated expense was recorded to the statement of operations.

[4] An adjustment for $180,000 to expense its investment in Iveda Phils JV originally recorded as a consolidation but we have determined this investment should have been recorded as the equity method. This effected Cash, Accounts and Other Payables, Joint Venture Non-Controlled Equity Portion, Accumulated Other Comprehensive Income (Loss) and accumulated deficit.

Therefore, the Company, in consultation with its Audit Committee, concluded that its previously issued Financial Statements for the year ended December 31, 2023, (the “Affected Period”) should be restated and should no longer be relied upon.

Impact of the Restatement

The impact of the restatement on the Financial Statements for the year ended December 31, 2023 balance sheets, statements of operations, statement of stockholders’ equity and statements of cash flows for the Affected Period is presented within our 10-K being filed coincident with this 8-K on April 15, 2025.

The impact of the restatement on the Financial Statements for December 31, 2023 also affects the 2023 and 2024 quarterly reports (10-Qs) presentation. We have presented the following tables which represent the restated values for the balance sheets, statements of operations, statements of stockholders’ equity and statements of cash flows for the 2023 and 2024 10-Q Financial Statements.

SCHEDULE OF RESTATEMENTS FOR 2023

The following table presents the effect of the restatements of the Company’s previously issued balance sheet:

	As of March 31, 2023
	As Previously Reported	Adjustments	As Restated

Other Assets	$288,599	$(146,560)[1]	$142,039	[1]
Property and Equipment, Net	204,516	(170,785)[3]	33,731	[3]
Accounts and Other Payables	(1,313,360)	(200,000)[2]	(1,513,360)[2]
Accumulated Deficit	(45,256,934)	(517,345)	(45,774,279)

	As of June 30, 2023
	As Previously Reported	Adjustments	As Restated
Other Assets	270,721	(146,560)[1]	124,161
Property and Equipment, Net	465,182	(355,753)[3]	109,429
Accounts and Other Payables	(2,408,670)	(200,000)[2]	(2,608,670)
Accumulated Deficit	(46,014,306)	(702,313)	(46,716,619)

	As of September 30, 2023
	As Previously Reported	Adjustments	As Restated
Other Assets	429,049	(146,560)[1]	282,489
Property and Equipment, Net	651,931	(546,402)[3]	105,529
Accounts and Other Payables	(1,161,569)	(200,000)[2]	(1,361,569)
Accumulated Deficit	(46,843,124)	(892,962)	(47,736,086)

The following table presents the effect of the restatements of the Company’s previously issued statement of operations

	for the three months ended March 31, 2023
	As Previously Reported	Adjustments		As Restated
Research and Development	-	170,785	[3]	170,785
Net Loss attributable to Iveda Solutions, Inc.	(828,818)	(170,785)[3]		(999,603)
Basic and Diluted Cost per Share	(0.04)			$(0.52	)*
Weighted Average Shares Outstanding	15,498,689			1,937,336

	For the six months ended June 30, 2023
	As Previously Reported	Adjustments		As Restated
Research and Development	-	355,753	[3]	355,753
Net Loss attributable to Iveda Solutions, Inc.	(1,307,635)	(355,753)[3]		(355,753)
Basic and Diluted Cost per Share	(0.08)			$(0.18	)*
Weighted Average Shares Outstanding	15,926,952			1,990,869

	For the nine months ended September 30, 2023
	As Previously Reported	Adjustments		As Restated
Research and Development	-	546,402	[3]	546,402
Net Loss attributable to Iveda Solutions, Inc.	(2,136,453)	(546,402)[3]		(546,402)
Basic and Diluted Cost per Share	(0.13)			$(0.27	)*
Weighted Average Shares Outstanding	15,941,265			1,992,658

*	Restated per share amount reflects a reverse stock split of the outstanding shares of our Common Stock at a ratio of 1-for-8 effected on September 17, 2024.

The following table presents the effect of the restatements of the Company’s previously issued statement of stockholders’ equity

	Accumulated Deficit	Total Stockholders’ Equity

Balance, March 31, 2023 as previously reported	$(45,256,934)	$8,341,698
Prior Period Adjustments [1] [2]	(346,560)	(346,560)
Capitalized Software expensed to Research and Development [3]	(170,785)	(170,785)
Balance, March 31, 2023 as restated	(45,774,279)	7,824,353

Balance, June 30, 2023 as previously reported	(46,014,306)	7,540,809
Prior Period Adjustments [1] [2]	(346,560)	(346,560)
Capitalized Software expensed to Research and Development [3]	(355,753)	(355,753)
Balance, June 30, 2023 as restated	(46,716,619)	6,838,496

Balance, September 30, 2023 as previously reported	(46,843,124)	6,680,020
Prior Period Adjustments [1] [2]	(346,560)	(346,560)
Capitalized Software expensed to Research and Development [3]	(546,402)	(546,402)
Balance, September 30, 2023 as restated	$(47,736,086)	$5,787,058

The following table presents the effect of the restatements of the Company’s previously issued statement of cashflows:

	for the three months ended March 31, 2023
	As Previously Reported	Adjustments		As Restated
Net Loss	$(550,263)	$(170,785)[3]		$(721,048)
Net Cash Provided by (Used in) Operating Activities	172,563	(170,785)[3]		1,778
Purchase of Property and Equipment, Net	(176,156)	170,785	[3]	(5,371)
Net Cash Provided by (Used in) Investing Activities	(176,156)	170,785	[3]	(5,371)

	for the six months ended June 30, 2023
	As Previously Reported	Adjustments		As Restated
Net Loss	$(1,307,635)	$(355,753)[3]		$(1,663,388)
Net Cash Provided by (Used in) Operating Activities	851,117	(355,753)[3]		495,364
Purchase of Property and Equipment, Net	(439,708)	355,753	[3]	(83,955)
Net Cash Provided by (Used in) Investing Activities	(439,708)	355,753	[3]	(83,955)

	for the nine months ended September 30, 2023
	As Previously Reported	Adjustments		As Restated
Net Loss	$(2,136,453)	$(546,402)[3]		$(2,682,855)
Net Cash Provided by (Used in) Operating Activities	(1,865,342)	(546,402)[3]		(2,411,744)
Purchase of Property and Equipment, Net	(638,046)	546,402	[3]	(91,644)
Net Cash Provided by (Used in) Investing Activities	(638,046)	546,402	[3]	(91,644)

SCHEDULE OF RESTATEMENTS FOR 2024

The following table presents the effect of the restatements of the Company’s previously issued balance sheet:

	As of March 31, 2024
	As Previously Reported	Adjustments	As Restated
Other Assets	$252,213	$(146,560)[1]	$105,653
Property and Equipment, Net	1,071,249	(981,012)[3]	90,237
Accounts and Other Payables	(1,101,491)	(200,000)[2]
JV Accrued Expenses		12,183 [4]	(1,289,308)
Cash	3,899,152	(9,083)[4]	3,890,069
Non-controlling interest	109,860	(109,860)[4]	-
Accumulated Other Comprehensive Income (Loss)	(257,178)	(1,169)[4]	(258,347)
Accumulated Deficit	$(49,049,993)	$(1,435,501)	$(50,485,494)

	As of June 30, 2024
	As Previously Reported	Adjustments	As Restated

Other Assets	$248,190	$(146,560)[1]	$101,630
Property and Equipment, Net	1,177,452	(1,092,712)[3]	84,740
Accounts and Other Payables	(1,678,335)	(200,000)[2]
JV Accrued Expenses		23,755 [4]	(1,854,580)
Cash and Cash Equivalents	2,857,423	(4,305)[4]	2,853,118
Non-controlling interest	119,670	(119,670)[4]	-
Accumulated Other Comprehensive Income (Loss)	(277,736)	(710)[4]	(277,026)
Accumulated Deficit JV			-
Accumulated Deficit	$(49,544,271)	$(1,540,202)	$(51,084,473)

	As of September 30, 2024
	As Previously Reported	Adjustments	As Restated

Other Assets	$219,280	$(146,560)[1]	$72,720
Intangible Asset, Net	1,131,962	(1,131,962)[3]	-
Accounts and Other Payables	(2,701,427)	(200,000)[2]
JV Accrued Expenses		50,536 [4]	(2,850,891)
Cash and Cash Equivalents	3,598,012	(1,734)[4]	3,596,278
Other Current Assets	548,312	(3,278)[4]	545,034
Non-controlling interest	132,605	(132,605)[4]	-
Accumulated Other Comprehensive Income (Loss)	(249,035)	(962)[4]	(248,073)
Accumulated Deficit	$(50,099,282)	$(1,566,565)	$(51,665,847)

The following table presents the effect of the restatements of the Company’s previously issued statement of operations

	for the three months ended March 31, 2024
	As Previously Reported	Adjustments		As Restated

General and Administrative Expenses	$1,342,863	$(17,504)[4]		$1,325,359
Research and Development	-	188,400	[3]	188,400
Total Operating Expenses	1,342,863	170,896	[3][4]	1,513,759
Loss Before Income Taxes	(1,087,356)	(170,896	)[3][4]	(1,258,252)
Net Loss	(1,118,700)	(170,896	)[3][4]	(1,289,596)
Net loss attributable to Non-controlling Interest	10,502	(10,502)[4]		-
Net loss attributable to Iveda Solutions, Inc.	(1,108,198)	(181,398	)[3][4]	(1,289,596)
Basic and Diluted Cost per Share	$(0.04)			$(0.67)*
Weighted Average Shares Outstanding	15,498,689			1,937,336

	For the six months ended June 30, 2024
	As Previously Reported	Adjustments		As Restated

General and Administrative Expenses	2,358,231	(34,998)[4]		2,323,233
Research and Development	$-	$300,100	[3]	$300,100
Total Operating Expenses	2,358,231	265,102	[3][4]	2,623,333
Loss Before Income Taxes	(1,590,880)	(265,102	)[3][4]	(1,855,982)
Net Loss	$(1,623,475)	$(265,102	)[3][4]	$(1,888,577)
Net loss attributable to Non-controlling Interest	20,999	(20,999)[4]		-
Net loss attributable to Iveda Solutions, Inc.	(1,602,476)	(286,101	)[3][4]	(1,888,577)
Basic and Diluted Cost per Share	$(0.08)			$(0.95)*
Weighted Average Shares Outstanding	15,926,952			1,990,869

	For the nine months ended September 30, 2024
	As Previously Reported	Adjustments		As Restated

General and Administrative Expenses	3,370,549	(67,153)[4]		3,303,396
Research and Development	$-	$339,350	[3]	$339,350
Total Operating Expenses	3,370,549	272,197	[3][4]	3,642,746
Loss Before Income Taxes	(2,165,353)	(272,197	)[3][4]	(2,437,550)
Net Loss	$(2,197,817)	$(272,197	)[3][4]	$(2,470,014)
Net loss attributable to Non-controlling Interest	40,330	(40,330)[4]		-
Net Loss attributable to Iveda Solutions, Inc.	$(2,157,487)	$(312,527	)[3][4]	$(2,470,014)
Basic and Diluted Cost per Share	$(0.13)			$(1.24)*
Weighted Average Shares Outstanding	15,941,265			1,992,658

*	Restated per share amount reflects a reverse stock split of the outstanding shares of our Common Stock at a ratio of 1-for-8 effected on September 17, 2024.

The following table presents the effect of the restatements of the Company’s previously issued statement of stockholder’s equity

	Accumulated Deficit		Total Stockholders’ Equity

Balance, March 31, 2024 as previously reported	$(49,949,994)		$4,645,074

Correction of Prior Period Adjustments	(346,560	)[1][2]	(346,560)
Capitalized Software expensed to Research and Development	(981,012)[3]		(981,012)

Balance, March 31, 2024 as restated	(51,277,566)		3,317,502

Balance, June 30, 2024 as previously reported	(46,014,306)		7,540,809

Correction of Prior Period Adjustments	(346,560	)[1][2]	(346,560)
Capitalized Software expensed to Research and Development	(1,092,712)[3]		(1,092,712)
Rounding
Balance, June 30, 2024 as restated	(47,453,578)		6,101,537

Balance, September 30, 2024 as previously reported	(46,843,124)		6,680,020

Correction of Prior Period Adjustments	(346,560	)[1][2]	(346,560)
Capitalized Software expensed to Research and Development	(1,131,962)[3]		(1,131,962)
Balance, September 30, 2024 as restated	(48,321,646)		5,201,498

The following table presents the effect of the restatements of the Company’s previously issued statement of cashflows:

	for the three months ended March 31, 2024
	As Previously Reported	Adjustments		As Restated
Net Loss	$(1,108,198)	$(188,400)[3]		$(1,296,598)
Net Cash Provided by (Used in) Operating Activities	(1,112,075)	(188,400)[3]		(1,300,475)

Purchase of Property and Equipment, Net	(188,400)	188,400	[3]	-

Net Cash Provided by (Used in) Investing Activities	(188,400)	188,400	[3]	-

	for the six months ended June 30, 2024
	As Previously Reported	Adjustments		As Restated
Net Loss	(1,602,476)	(300,100)[3]		(1,902,576)
Net Cash Provided by (Used in) Operating Activities	(1,983,318)	(300,100)[3]		(2,283,418)

Purchase of Property and Equipment, Net	(302,726)	300,100	[3]	(2,626)

Net Cash Provided by (Used in) Investing Activities	(302,726)	300,100	[3]	(2,626)

	for the nine months ended September 30, 2024
	As Previously Reported	Adjustments		As Restated
Net Loss	(2,157,487)	(339,350)[3]		(2,496,837)
Net Cash Provided by (Used in) Operating Activities	(3,203,769)	(339,350)[3]		(3,543,119)

Purchase of Property and Equipment, Net	(638,046)	339,350	[3]	(298,696)

Net Cash Provided by (Used in) Investing Activities	$(638,046)	$339,350	[3]	$(298,696)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVEDA SOLUTIONS, INC.

Date: April 15, 2025	By:	/s/ Robert J. Brilon
	Name:	Robert J. Brilon
	Title:	Chief Financial Officer